                                                                   EXHIBIT 10.24

                      [CONFIDENTIAL TREATMENT REQUESTED]


                              PURCHASE AGREEMENT
                              -------------------

     This Purchase Agreement ("Agreement") is made between ONI Systems Corp. ("ONI") and E-TEK Dynamics, Inc. and its affiliates ("E-TEK"), as of the latest date signed below.

             ONI Systems Corp.                         E-TEK Dynamics, Inc.

   By: /s/ Martin Desroches                  By: /s/ Sanjay Subheder
      -------------------------------           --------------------------------

 Name: Martin Desroches                    Name: Sanjay Subheder
      -------------------------------           --------------------------------

Title: V.P. Operations                    Title: CFO
      -------------------------------           --------------------------------

 Date:  03/24/00                           Date: 3/24/00
      -------------------------------           --------------------------------
================================================================================

     1.  Supply Orders.

     1.1. "Supply" or "Supplies" means the E-TEK Optical Components and Module Integration Services listed in Exhibit B, as may be amended from time to time by mutual written agreement. Sales of E-TEK products not listed in that exhibit will also be subject to the terms of trade herein.

     1.2. "Specifications" means the specifications for the Supplies as agreed by the parties.

     1.3. ONI will submit purchase orders ("Orders") to E-TEK for Supplies from time to time, specifying the type and quantity of Supplies and the proposed delivery dates and shipping instructions. In the event the terms of any Order, acknowledgement, invoice, confirmation or similar document conflict with or are additional to the terms of this Agreement, the terms of this Agreement alone shall apply and shall govern regardless of execution of such document by one or both parties.

     1.4.  E-TEK will accept and acknowledge in writing all Orders submitted by
ONI within *                     * days after receipt thereof, subject to a *
* lead time and E-TEK's available manufacturing capacity. Each acknowledgement shall include a firm shipping schedule for the Supplies ordered. E-TEK shall give prompt notice to ONI of any anticipated delay in meeting the shipping schedule. Such notice will include the reasons for the delay.

     1.5. Subject to ONI's purchase commitments in Exhibit A, ONI may (i) cancel delivery of Supplies under an Order, in whole or in part, subject to payment of a cancellation fee based on the purchase price applicable to the cancelled portion of the Order, in accordance with the following:

//
//

-----------------------
* Confidential treatment has been requested with respect to certain portions of this exhibit. Confidential portions have been omitted from the public filing and have been separately filed with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------
If E-TEK receives the cancellation notice this many      ....then ONI will pay a cancellation
 weeks before the delivery date                          fee equal to:
------------------------------------------------------------------------------------------------
                    0 -  4 weeks                         *                                    *
                                                         ---------------------------------------
------------------------------------------------------------------------------------------------
                   >4 -  8 weeks                         *                                    *
                                                         ---------------------------------------
------------------------------------------------------------------------------------------------
                   >8 - 12 weeks                         *                                    *
                                                         ---------------------------------------
------------------------------------------------------------------------------------------------
                       >12 weeks                         *                                    *
                                                         ---------------------------------------
------------------------------------------------------------------------------------------------

     and, (ii) reschedule delivery of Supplies under an Order one time as follows:

------------------------------------------------------------------------------------------------
If E-TEK receives the rescheduling notice this many        . . . then ONI may postpone delivery
weeks before the delivery date...                          by this time
------------------------------------------------------------------------------------------------
               0 -  4 weeks                                * * weeks
------------------------------------------------------------------------------------------------
              >4 -  8 weeks                                * * weeks
------------------------------------------------------------------------------------------------
              >8 - 12 weeks                                * * weeks
------------------------------------------------------------------------------------------------

     1.6 ONI may cancel delivery of Supplies, without penalty, when the delivery of such Supplies is more than 30 days late. ONI must provide 7 days written notice on late delivery order cancellation, no less than 30 days after the then-current delivery date. E-TEK will have 7 days after notification to deliver late material or renegotiate delivery dates.

     2.  Sales Forecasts.

     2.1.  ONI will give E-TEK monthly rolling *   *week forecasts ("Forecasts")
for the proposed purchase and sale of Supplies, broken down by weeks. ONI shall use commercially reasonable efforts to provide 52-week forecasts.

     2.2.  Subject to Sections 1.5 and Exhibit A of this Agreement, the *      *
weeks and only the *       * weeks of the rolling forecast are binding forecasts
("Binding Forecasts"). ONI will purchase and issue Orders for all Supplies covered under Binding Forecasts, in the amounts, and for delivery at the times, provided in such Binding Forecasts. (Higher quantities of Supplies in earlier Forecasts will prevail over lower quantities in subsequent Forecasts.)

     3.  Volumes.

     3.1. Notwithstanding any Forecast, ONI will purchase and issue Orders for Supplies in accordance with the Purchase Commitment in Exhibit A.

     4.  Purchase Price.

     4.1.  The prices set forth on Exhibit B apply to all Supplies purchased by
ONI through *                   *. Prices for Supplies will be reviewed in good
faith by the parties *                * months ("Price Review").

-----------------------
* Confidential treatment has been requested with respect to certain portions of this exhibit. Confidential portions have been omitted from the public filing and have been separately filed with the Securities and Exchange Commission.

     4.2. Prices exclude taxes, shipping, handling, transportation and insurance. Taxes and costs may be added to the invoice as a separate charge or invoiced separately.

     5. Payment. E-TEK will invoice ONI upon shipment of Supplies. ONI will pay the invoiced amount within thirty days from the date of delivery of the Supplies. Such payments will be in U.S. currency. Any invoice not paid in full by the due date will have a late payment charge of one and one-half percent per month (or the maximum rate permitted by law, whichever is less) assessed against any unpaid balance from the due date of the invoice until the date of payment. E-TEK may hold shipment when payments are past due.

     6.  Delivery; Acceptance.

     6.1 Delivery of Supplies from E-TEK to ONI will be FCA/FOB (Incoterms) E-TEK's facility.

     6.2. Subject to the quarterly loss allowance described in Exhibit C, risk of loss, but not title, to ONI components consigned to E-TEK shall pass to E-TEK upon delivery of such components to E-TEK's carrier. All other shipment terms for ONI components supplied on consignment to E-TEK will be governed by FCA/FOB (Incoterms) ONI's facility.

     6.3. ONI accepts delivery of all Supplies, requested on any given Order or any Binding Forecasts, from E-TEK unless it notifies E-TEK in writing within fifteen days of receipt that it rejects certain Supplies. Any notice of rejection will include the reasons for the rejection.

     6.4 E-TEK shall use commercially reasonable efforts to timely manufacture sufficient Supplies pursuant to any accepted Orders. In the event that Supplies are delivered more than thirty days after the scheduled delivery date ("Delayed Delivery"), ONI will have the right to recover damages equal to the difference between the purchase price and the market price of the subject Supplies on the scheduled delivery date. In addition, ONI may procure substitute products from other suppliers at the cost or expense of ONI. Any substitute products purchased by ONI from other suppliers as a result of Delayed Delivery shall be credited against ONI's Purchase Commitment to E-TEK set forth in Exhibit A.

     7.  Configuration Control.

     7.1. ONI may ask E-TEK to change the Specifications of any Supply custom-designed to ONI's Specifications. E-TEK will use commercially reasonable efforts to evaluate and make a requested change. If the affected Supply is in production and E-TEK determines to change the Specification as requested, ONI will purchase any custom-designed work in process rendered non-conforming by ONI's requested change. If ONI's requested change alters E-TEK's cost of a Supply, or requires additional time or resources for E-TEK to implement, then the parties will negotiate a reasonable price adjustment and lead time for the affected Supply and the parties will modify the Orders and forecasts accordingly.

     7.2. E-TEK may change any Supply if the change does not render the Supply non-conforming to the Specifications; provided that E-TEK notifies ONI in writing promptly (as is reasonable under the circumstances) prior to implementing such change in the Supply. Such notice shall include a detailed description of the changes to be made to the Supply and a written assurance that such changes will not render the Supply non-conforming to the Specification.

     8.  Term and Termination.

     8.1 This Agreement will remain in effect until December 31, 2001 ("Initial Term") and will automatically renew for successive one year periods. Either party can terminate the Agreement at the end of the Initial Term or at the end of a subsequent renewal term by giving written notice to the other party at least ninety days before the end of such term.

     8.2. Either party may also terminate this Agreement upon written notice if:

     8.2.1. the other party breaches a material term of this Agreement and fails to cure it within ninety days of receiving written notice of such breach.

     8.2.2. the other party ceases to do business (excluding mergers, acquisitions, consolidations or reorganizations) because of election to dissolve, dissolution, insolvency, inability to pay debts as they become due, general assignment for the benefit of creditors, or, upon the other party's filing of any bankruptcy petition, whether voluntary or involuntary.

     9.  Intellectual Property Warranty and Indemnity.

     9.1. E-TEK agrees to indemnify, defend and hold harmless ONI and its officers, directors, successors and assigns from and against any and all loss, damage, settlement or expense (including reasonable legal expenses), as incurred, resulting from or arising out of any claims that any Supply or the use or sale thereof infringe upon, misappropriate or violate any patents, copyrights, or trade secret rights or proprietary rights (collectively, "Intellectual Property Rights") of persons, firms or entities who are not parties to this Agreement; provided that ONI (i) immediately notifies E-TEK, in writing, of any notice or claim of such alleged infringement, violation or misappropriation involving the Supplies of which it becomes aware, and (ii) permits E-TEK to control the defense, settlement, adjustment or compromise of any such claim using counsel of E-TEK's own choosing; and, (iii) fully cooperates with the defense. ONI may employ counsel, at its own expense, to assist it with respect to any such claim.

     9.2. E-TEK's obligation to indemnify will not cover any claim that asserts that a Supply infringes any third party's rights only when used in combination with any other technology or device not supplied by E-TEK under this Agreement, and not as a standalone product.

     9.3. If by reason of such infringement claim, ONI shall be prevented or are likely to be prevented by injunction or other legal means from selling or using any Supplies, or if, in E-TEK's opinion, such claim is likely to occur, E-TEK will have the right, but not the obligation, to (i) obtain all rights required to permit the sale or use of the Supplies by ONI, or (ii) modify or replace such Supplies to make them non-infringing (and extend this indemnity thereto), provided that any such replacement or modified Supplies are reasonably satisfactory to ONI. If E-TEK is unable to achieve either of the options set forth above within a reasonable period of time after issuance of the injunction, but in no event longer than ninety days after E-TEK's receipt of notice thereof, then (i) ONI will immediately cease any further use and distribution of the Supplies, (ii) any further supply obligations for those Supplies will be terminated without any liability to E-TEK, and (iii) E-TEK will promptly return the fees for those Supplies which are paid by ONI hereunder and returned promptly to E-TEK (plus related shipping costs), less the amortized portion of the purchase price amortized on a straight line basis over five years from the date of purchase.

     9.4. In no event will E-TEK's aggregate liability under this section ever exceed the total purchase price received from ONI for the alleged infringing Supply.

     9.5. THE FOREGOING IS E-TEK'S SOLE OBLIGATION AND LIABILITY WITH RESPECT TO ANY CLAIMS RELATING TO E-TEK'S ACTUAL OR ALLEGED INFRINGEMENT OR MISAPPROPRIATION OF ANY THIRD-PARTY INTELLECTUAL PROPERTY RIGHTS. EXCEPT FOR THE WARRANTY STATED IN SECTION 9.1, E-TEK DISCLAIMS ALL OTHER WARRANTIES, EXPRESS AND IMPLIED, RELATING TO CLAIMS THAT THE SUPPLIES INFRINGE, OR ARE DERIVED FROM, ANY THIRD-PARTY INTELLECTUAL PROPERTY RIGHTS.

     10.  Product Warranties.

     10.1. E-TEK warrants to ONI that for a period of thirty-six months from the date of delivery of a Supply (the "Warranty Period") that such Supply will be free from defects in materials and workmanship, and will conform to the agreed-upon Specifications. This warranty shall not apply in any instance where any such defect or nonconformity is a result, in whole or in part, of a non-E-TEK-sourced defective or nonconforming component, material or product supplied by or through ONI. This warranty is subject to proper installation, operation and maintenance of the subject Supply in accordance with reasonable industry standards and/or documentation (if any) to be provided by E-TEK. E-TEK's sole obligation under this warranty is, at E-TEK's option, to either repair, replace or correct any defect, or to refund the purchase price upon 30 days from the return of the defective Supply. Prior to returning any defective Supply, ONI will request a Return Material Authorization "RMA" number which will be provided by E-TEK within 48 working hours. All returned Supplies will be shipped to E-TEK's principal offices with freight and insurance prepaid by ONI; provided, that the cost will be reimbursed to ONI if the subject Supplies are nonconforming or defective within the Warranty Period. Supplies that are repaired or serviced by E-TEK will be warranted as provided in this section for either the remainder of the original Warranty Period or ninety days after the Supplies are re-delivered to ONI, whichever is later. E-TEK will provide in writing a Preliminary Root Cause Analysis within 30 days of E-TEK's receipt of defective Supplies, and a full Root Cause Analysis and Corrective Action plan within 60 days of E-TEK's receipt of defective Supplies. Further grace periods might be granted per E-TEK's request.

     10.2. EXCEPT AS EXPRESSLY STATED IN THIS SECTION 10, E-TEK DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

                      [CONFIDENTIAL TREATMENT REQUESTED]

     11. Limitation of Liability. EXCEPT FOR E-TEK'S INDEMNITY OBLIGATIONS SET FORTH IN SECTION 9 (BUT SUBJECT TO THE LIMITS SET FORTH IN SECTION 9.4), IN NO EVENT WILL EITHER PARTY HAVE ANY LIABILITY TO THE OTHER PARTY FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF PROFITS OR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS) THAT RELATE IN ANY WAY TO THIS AGREEMENT, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF ANY DAMAGES.

     12. Confidential Information. Paragraphs 1-11, 13 and 15 of the parties' February 3, 1999 Mutual Non-Disclosure Agreement ("NDA") are hereby incorporated by reference into this Agreement. All other sections of the NDA are terminated by consent. In addition, the parties acknowledge that: (i) this Agreement, its terms and conditions, the Supplies, and the business relationship between the parties, are all deemed to be "Confidential Information" (as defined in the NDA); (ii) the NDA's term shall now extend to the date of expiration or termination of this Agreement; and, (iii) Recipient's duty to protect Confidential Information will expire five (5) years from its receipt of that information. Notwithstanding the foregoing, the parties may issue a joint press release commenting generally on the existence of a business relationship and purchase agreement between them, provided specific terms and conditions are not disclosed.

     13. Notices. Any notice will be in writing, delivered either by overnight mail or courier, and will be addressed as follows:

     If to ONI:                         If to E-TEK:
     ONI Systems Corp.                  E-TEK Dynamics, Inc.
     166 Baypointe Parkway              1865 Lundy Avenue
     San Jose, CA 9513                  San Jose, CA 95131, U.S.A.
     Attn: General Counsel              Attn: General Counsel

     Notices will be deemed to have been effectively given and received on the date of delivery.

     14. Relationship of Parties. E-TEK and ONI are separate and distinct entities, and this Agreement does not create a partnership, joint venture, or any common undertaking.

     15. Force Majeure. Neither party shall be responsible or liable for any delay or failure to deliver or perform, due to any causes beyond the reasonable control of the delayed party (a "Force Majeure Condition"). In the event of a Force Majeure Condition, the delayed party shall notify the other party of the delay in delivery or other performance, and such time will be extended for a period of time equal to the duration of such Force Majeure Condition; provided that if a Force Majeure Condition continues beyond ninety days, the non-delayed party may terminate this Agreement upon notice to the delayed party.

     16. Governing Law; Attorneys' Fees. This Agreement will be governed by and construed in accordance with the laws of California (excluding laws and principles relating to the conflict of laws). Each party agrees that in any action to enforce this

Agreement, the prevailing party will be entitled to recover reasonable attorneys' fees and other costs incurred therein, in addition to any other appropriate relief.

     17. Severability. If any term or provision of this Agreement is held invalid or unenforceable to any extent, the remainder of this Agreement will not be affected and each other term and provision will be valid to the fullest extent permitted by law.

     18. Entire Agreement; Modification; Waiver. This Agreement constitutes the entire agreement between the parties with respect to its subject matter and supersedes all prior and contemporaneous agreements, representations and understandings of the parties. No modification of this Agreement will be binding unless executed in writing by the parties. No waiver of any provision will be deemed a waiver of any other provision, nor will any waiver constitute a continuing waiver. No waiver will be binding unless executed in writing.

     19. Binding Effect; Assignment. This Agreement will be binding on and will inure to the benefit of the parties and their respective agents, successors and permitted assigns; provided, however, that no party will have the right to transfer or assign any rights or obligations under this Agreement without first obtaining the other party's written consent, except no consent will be required for assignments in connection with a merger, corporate reorganization, or sale of all, or substantially all, of a party's stock or assets. Any attempted assignment in violation of this provision will be void.

     20. Trade Restrictions. ONI will procure all import and export licenses and permits, pay all customs charges, duty fees, value added tax (VAT), or any similar tariffs and fees, and take all other actions required to accomplish the lawful import and export of the Supplies. ONI warrants that it will comply in all respects with the export and re-export restrictions of U.S. law and regulations for each of the Supplies shipped.

     21. Survival Of Provisions. Sections 9-22, inclusive, will survive any expiration or termination of this Agreement.

     22. Intellectual Property Ownership. Nothing in this Agreement shall be construed as a sale, transfer, license or assignment of the Intellectual Property Rights of any party in and to the Supplies, Specifications, related information and documentation, it being understood and agreed that each party retains all rights in and to the parts of the Supplies, Specifications, related information and documentation that it supplies.

     23. Compliance With Laws. E-TEK will comply with all applicable laws, ordinances, regulations and codes in the performance and execution of this Agreement.

- END OF TEXT -

-----------------------
* Confidential treatment has been requested with respect to certain portions of this exhibit. Confidential portions have been omitted from the public filing and have been separately filed with the Securities and Exchange Commission.

                      [CONFIDENTIAL TREATMENT REQUESTED]


                                   EXHIBIT A
                                   ---------

ONI will purchase Module Integration Services and Optical Components from E-TEK. Each Module will be comprised of components, broken down into two groups:
Optical Components ("OC") and Other Components.

Purchase Commitment:

For each quarter during this Agreement beginning July 1, 2000, ONI will purchase
from E-TEK at least *                                  * of its requirements of
Module Integration Services listed in Exhibit B, and functionally similar products. E-TEK will have reasonable audit rights, exercised not more than once in any six-month period, to confirm that this purchase commitment is being met. If, at the end of any quarter, E-TEK has accumulated more than two-weeks of back-schedule versus ONI's demand, indicating their inability to supply to ONI's required volume of Module Integrated Services, E-TEK will not have audit rights for that quarter and ONI will not be obligated to purchase the above mentioned volume in that quarter.

For each quarter during this Agreement beginning July 1, 2000, ONI will purchase
from E-TEK at least *                * of its requirements of OCs listed in
Exhibit B, and functionally similar products. These E-TEK OCs will be purchased from E-TEK and supplied by ONI on consignment. All non-E-TEK OCs and all Other Components will also be supplied by ONI on consignment. E-TEK will have reasonable audit rights, exercised not more than once in any six-month period, to confirm that this purchase commitment is being met. If, at the end of any quarter, E-TEK has accumulated more than two-weeks of back-schedule versus ONI's demand, indicating their inability to supply to ONI's required volume of OCs, E-TEK will not have audit rights for that quarter and ONI will not be obligated to purchase the above mentioned volume in that quarter.

These purchase commitments will be evaluated in U.S. dollars valued at E-TEK's prices. The audits contemplated in the two preceding paragraphs will be conducted by third parties. Those third parties will be appointed by E-TEK, subject to ONI's consent, which will not be unreasonably withheld.

Once E-TEK's OCs supply situation and product portfolio improves and E-TEK feels they can offer price competitive "turn-key" modules, ONI will consider converting existing consignment business into "turn-key" business where E-TEK directly procures all the required components and sub-assemblies and sales the modules as products.


The terms of consignment are described in Exhibit C.

-----------------------
* Confidential treatment has been requested with respect to certain portions of this exhibit. Confidential portions have been omitted from the public filing and have been separately filed with the Securities and Exchange Commission.

                                   Exhibit B
                                   ---------
                      Module Integration Services Pricing
--------------------------------------------------------------------------------
      Module Type     Assembly     Connectors     Vert. Integr.     Total
--------------------------------------------------------------------------------
           *             *             *               *              *
--------------------------------------------------------------------------------
           *             *             *               *              *
--------------------------------------------------------------------------------
           *             *             *               *              *
--------------------------------------------------------------------------------
           *             *             *               *              *
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Optical Component Pricing
--------------------------------------------------------------------------------
                  *                    *            *             *
--------------------------------------------------------------------------------
                  *                    *            *             *
--------------------------------------------------------------------------------
                  *                    *            *             *
--------------------------------------------------------------------------------
                  *                    *            *             *
--------------------------------------------------------------------------------
                  *                    *            *             *
--------------------------------------------------------------------------------
                  *                    *            *             *
--------------------------------------------------------------------------------
                  *                    *            *             *
--------------------------------------------------------------------------------
                  *                    *            *             *
--------------------------------------------------------------------------------
                  *                    *            *             *
--------------------------------------------------------------------------------

Long-term Price Reduction.

Notwithstanding the terms in section 4 of the Agreement, E-TEK will decrease the
prices in this Exhibit B by at *              * each year, beginning January 1,
2002. This *   * price decrease will be based, for each Module type, on the average unit price of that type of Module sold by E-TEK to ONI in the then-
preceding *   *month period.

-----------------------
* Confidential treatment has been requested with respect to certain portions of this exhibit. Confidential portions have been omitted from the public filing and have been separately filed with the Securities and Exchange Commission.

                                   Exhibit C
                                   ---------


Supply of Components by ONI:

All ONI-supplied components will be timely delivered to E-TEK on consignment, will meet agreed-upon specifications, and will be free from defects in materials and workmanship. E-TEK will have no liability to ONI as a result of any ONI-supplied components that are delivered late, defective or out of spec to E-TEK.

For each quarter beginning April 1, 2000 through September 30, 2000, E-TEK will be allowed a quarterly loss allowance of an amount equal to the greater *
* of total revenues received by E-TEK in that quarter. For each quarter beginning October 1, 2000, that quarterly loss allowance will be an amount equal
to the greater of *                     * of total revenues received by E-TEK in
that quarter. This loss allowance is in addition to the value of ONI-components that are delivered damaged or defective to E-TEK. If E-TEK loses or destroys ONI-supplied components in excess of this loss allowance, E-TEK will pay or credit ONI for such lost or destroyed components in a per unit amount to be decided by the parties in good faith.

Physical Inventory Audit:

Physical Inventory for ONI-components consigned at E-TEK's facilities will be performed by E-TEK and audited by ONI ("PI"), once a quarter, or more frequently if otherwise mutually agreed upon by the parties. On a weekly basis, ONI will provide to E-TEK the computed book value of ONI's consignment inventory then located at E-TEK facilities based on the last PI results, adjusted by the transactions of the then-preceding week. Within 5 working days of E-TEK's receipt of ONI's computed book value, E-TEK must either agree or disagree in writing with ONI's computed book value, including details and justifications in case of disagreement. In order to keep the consignment inventory as accurate as possible, both parties will act in good faith and report any discrepancies to the other party as soon as discovered.

In the event that ONI's computed book value differs from E-TEK's estimate of ONI's consigned inventory by more than $25,000, PI will be performed as soon as possible, but no later than a week from such event.


-----------------------
* Confidential treatment has been requested with respect to certain portions of this exhibit. Confidential portions have been omitted from the public filing and have been separately filed with the Securities and Exchange Commission.